Exhibit 32.2

CERTIFICATION

I, Alan Campbell, Chief Financial Officer of Freescale Semiconductor Holdings I, Ltd., certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

(1)	the annual report on Form 10-K for the period ended December 31, 2009 (the “Annual Report”), which this statement accompanies fully complies with the requirements of Section 13(a) or 15(d) for the Securities Exchange Act of 1934 (15 U.S.C. 78m) and

(2)	information contained in the Annual Report fairly presents, in all material respects, the financial condition and results of operations of Freescale Semiconductor Holdings I, Ltd.

This certificate is being furnished solely for purposes of Section 906.

Dated: February 4, 2010

/s/ ALAN CAMPBELL
Alan Campbell
Chief Financial Officer,
Freescale Semiconductor Holdings I, Ltd.